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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-A/A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Newtek Business Services, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New York                                  11-3504638
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(State of incorporation or organization)         (I.R.S. employer
                                                  identification no.)


462 Seventh Avenue, 14th Floor, New York, NY                       10018
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   (Address of principal executive offices)                      (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]


Securities Act registration number to which this form relates:    333-43550
                                                               ----------------
                                                               (If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None.

        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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         The Registrant's securities previously registered pursuant to Section
12(b) of the Securities Act of 1933, as amended (the "Act"), are being withdrawn from registration under Section 12(b) of the Act. The securities will be registered under Section 12(g) by virtue of Rule 12g-2(ii) under the Securities and Exchange Act of 1934, as amended, and pursuant to a Registration Statement on Form 8-A being filed concurrently herewith.

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        NEWTEK BUSINESS SERVICES, INC.
                                                  (Registrant)



Date: December 22, 2003                By: /S/ Barry Sloane
                                           ----------------------------------
                                           Name: Barry Sloane
                                           Title:  Chief Executive Officer








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